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                                                                    EXHIBIT 23.2


The Board of Directors
The Kushner-Locke Company:


         We consent to the incorporation by reference in the registration
statement (No.      ) on Form S-3 of our reports dated December 24, 1998, on our audit of the consolidated financial statements and the financial statement schedule of The Kushner-Locke Company as of and for the year ended September 30, 1998, which reports are included in the Annual Report on Form 10-K/A incorporated herein.


                                                 /s/ PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
February 22, 1999